Exhibit 10.1

EXECUTION VERSION

FOURTH AMENDMENT TO
CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT, dated as of April 28, 2016 (this “Amendment”), to the Existing Credit Agreement (as defined below) is among SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY, an Irish public limited company (“STX”), SEAGATE HDD CAYMAN, an exempt limited liability company organized under the laws of the Cayman Islands (the “Borrower”), and the Lenders (such capitalized term, and other terms used in this preamble or the recitals to have the meanings provided in Section 1.2) party hereto.

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, dated as of January 18, 2011 (as amended, supplemented, amended and restated or otherwise modified prior to the date hereof, the “Existing Credit Agreement”), among STX, the Borrower, the Lenders and The Bank of Nova Scotia, as Administrative Agent, the Lenders have agreed to make Loans and the Issuing Banks have agreed to issue Letters of Credit to the Borrower;

WHEREAS, the Borrower has requested, subject to the terms and conditions hereinafter set forth, that the Lenders amend the Existing Credit Agreement in certain respects as provided below; and

WHEREAS, the Lenders have agreed to such amendments on the terms and conditions contained in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I
DEFINITIONS

SECTION 1.1.  Certain Definitions.  The following terms (whether or not underscored) when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural form thereof):

“Amendment” is defined in the preamble.

“Borrower” is defined in the preamble.

“Existing Credit Agreement” is defined in the first recital.

“Fourth Amendment Effective Date” is defined in Section 3.1.

“STX” is defined in the preamble.

SECTION 1.2.  Existing Credit Agreement Defined Terms.  Unless otherwise defined herein or the context otherwise requires, terms defined in the Existing Credit Agreement and used in this Amendment shall have the meanings given to them in the Existing Credit Agreement.

ARTICLE II
AMENDMENTS

Effective on the Fourth Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with the terms of this Article.

SECTION 2.1.  Amendment to Article VI.  Article VI of the Existing Credit Agreement is amended in accordance with Section 2.1.1.

SECTION 2.1.1. Section 6.12 is amended in its entirety to read as follows:

Net Leverage Ratio.  STX will not permit the Net Leverage Ratio (i) as of the end of any fiscal quarter occurring prior to April 1, 2016 to exceed 1.50:1.00, and (ii) as of the end of any other fiscal quarter to exceed the ratio set forth below for such fiscal quarter:

FISCAL QUARTER	NET LEVERAGE RATIO

04/01/16 through and including 06/30/17	2.25:1.00

09/29/17 through and including 03/30/18	2.00:1.00

06/29/18	1.75:1.00

Each fiscal quarter thereafter	1.50:1.00

ARTICLE III
CONDITIONS TO EFFECTIVENESS

SECTION 3.1.  Effectiveness.  This Amendment shall become effective upon the date (the “Fourth Amendment Effective Date”) when each of the following conditions set forth in this Article shall have been satisfied.

SECTION 3.1.1.  Execution of Counterparts.  The Administrative Agent shall have received copies of this Amendment, duly executed and delivered by an authorized officer or representative of STX and of the Borrower, and on behalf of the Required Lenders.

SECTION 3.1.2.  Affirmation.  The Administrative Agent shall have received counterparts of an Affirmation, dated as of the Fourth Amendment Effective Date, in form and substance reasonably satisfactory to the Administrative Agent, duly executed and delivered by an Authorized Officer of each Guarantor.

SECTION 3.1.3.  Amendment Fee.  The Administrative Agent shall have received for the account of each Lender that has executed and delivered (including by electronic transmission) a copy of this Amendment to counsel for the Administrative Agent, Orrick, Herrington and Sutcliffe, LLP, 51 West 52nd Street, New York, New York 10019, Attention: Andrew Mattei

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(facsimile number 212-506-5151, email address amattei@orrick.com) by no later than 5:00 pm (New York time) on April 27, 2016  an amendment fee in an amount equal to 0.08% of such consenting Lender’s aggregate Revolving Exposure and unused Revolving Commitments.

SECTION 3.1.4.  Fees and Expenses.  The Administrative Agent shall have received all of its reasonable and documented fees and out-of-pocket expenses incurred in connection with the negotiation, preparation, execution, and delivery of this Amendment, including (to the extent invoiced in advance) reasonable and documented fees and disbursements of Orrick, Herrington & Sutcliffe LLP, counsel to the Administrative Agent.

ARTICLE IV
MISCELLANEOUS PROVISIONS

SECTION 4.1.  Representations and Warranties.  To induce the Lenders to enter into this Amendment, STX and the Borrower represent and warrant to the Lenders, the Issuing Bank, and the Administrative Agent that as of the Fourth Amendment Effective Date, (i) both before and after giving effect to this Amendment, all of the statements set forth in clause (a) of Section 4.02 of the Existing Credit Agreement are true and correct, and after giving effect to this Amendment, no Default has occurred and is continuing, or will result therefrom.

SECTION 4.2.  Effect of Amendment.  The parties hereto agree as follows:

(a)  This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Existing Credit Agreement or any other Loan Document not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of a Borrower that would require an amendment, waiver or consent of the Administrative Agent or the Lenders under any of the Loan Documents except as expressly stated herein.  Except as expressly amended hereby, the provisions of the Existing Credit Agreement and the Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms.

(b)  On and after the Fourth Amendment Effective Date, each reference in the Existing Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference to the Existing Credit Agreement in any other Loan Document shall be deemed a reference to the Existing Credit Agreement as amended hereby.  This Amendment, executed pursuant to the Existing Credit Agreement, shall constitute a “Loan Document” for all purposes of the Existing Credit Agreement and the other Loan Documents and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement.

SECTION 4.3.  Fees and Expenses.  The Borrower agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

SECTION 4.4.  Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

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SECTION 4.5.  Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 4.6.  Counterparts.  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile or electronic copy), each of which when so executed and delivered shall be deemed an original and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

SECTION 4.7.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

By:	/s/ WALTER CHANG
Name: Walter Chang Title: Assistant Treasurer

SEAGATE HDD CAYMAN

By:	/s/ WALTER CHANG
Name: Walter Chang Title: Assistant Treasurer

[Signature Page — Fourth Amendment to Credit Agreement]

THE BANK OF NOVA SCOTIA

By:	/s/ EUGENE DEMPSEY
Name: Eugene Dempsey Title: Director

[Signature Page — Fourth Amendment to Credit Agreement]

BANK OF AMERICA, N.A.

By:	/s/ JEANNETTE LU
Name: Jeannette Lu Title: Director

[Signature Page — Fourth Amendment to Credit Agreement]

BNP PARIBAS

By:	/s/ CHARLES DE CLAPIERS
Name: Charles de Clapiers Title: Director

By:	/s/ LIZ CHENG
Name: Liz Cheng Title: Vice President

[Signature Page — Fourth Amendment to Credit Agreement]

HSBC BANK USA, N.A.

By:	/s/ STEPHANIE LEE
Name: Stephanie Lee Title: Relationship Manager

[Signature Page — Fourth Amendment to Credit Agreement]

MORGAN STANLEY BANK, N.A.

By:	/s/ CHRISTOPHER WINTHROP
Name: Christopher Winthrop Title: Authorized Signatory

[Signature Page — Fourth Amendment to Credit Agreement]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:	/s/ MATTHEW ANTIOCO
Name: Matthew Antioco Title: Vice President

[Signature Page — Fourth Amendment to Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ BRIAN SEIPKE
Name: Brian Seipke Title: Vice President

[Signature Page — Fourth Amendment to Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ S. MICHAEL ST. GEME
Name: S. Michael St. Geme Title: Managing Director

[Signature Page — Fourth Amendment to Credit Agreement]